UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 18, 2020

LIBERATED SYNDICATION INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55779	47-5224851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5001 Baum Boulevard, Suite 770 Pittsburgh, Pennsylvania	15213
(Address of Principal Executive Offices)	(Zip Code)

(412) 621-0902
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Item 1.01
Entry into a Material Definitive Agreement.

On February 18, 2020, of the Compensation Committee of the Board of Directors of Liberated Syndication Inc, a Nevada corporation (“Liberated Syndication” or the “Company”) approved (i) the extension and modification of stock agreements entered into with Laurie Sims (350,000 restricted shares of common stock, par value $0.001 per share or the “common stock”), Rob Walch (100,000 restricted shares of common stock), Todd Kammerer (25,000 restricted shares of common stock) and Greg Buretz (25,000 restricted shares of common stock) so that the original vesting conditions regarding the third and fourth tranches of such awards shall be extended to December 28, 2020, all unvested restricted shares shall be forfeited upon certain events of termination and vest immediately in the event of certain changes in control of the Company, (ii) the amendment of stock agreements entered into with Douglas Polinsky and Dennis Yevstifeyev each with respect to 200,000 shares of common stock, such that all such shares shall vest immediately in the event of certain changes in control of the Company, and (iii) the award of 25,000 shares of restricted common stock to each of Eric Shahinian, Bradley Tirpak and Brian Kibby as members of the Board of Directors, which shares shall vest in four equal quarterly tranches at the end of each quarter of 2020 and all such shares shall vest immediately in the event of certain changes in control of the Company.

Item 3.02
Unregistered Sale of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Item 3.03
Material Modification to Rights of Security Holders.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.03.

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 5.02.

Item 9.01
Financial Statements and Exhibits

(a) Exhibits

Description
10.1	Form of Amendment to Stock Agreement

10.2	Form of Extended and Modified Stock Agreement

10.3	Form of Stock Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATED SYNDICATION INC.

Dated: February 21, 2020	By:	/s/ Christopher Spencer
Name: Christopher Spencer
Title: Chief Executive Officer

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